--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------------------
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS
----------------------------------------------------
CASE NUMBER:     02-47981-DML
----------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending: February 28, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis -1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. MICHAEL POSS                                      President
---------------------------------------------          -------------------------
   Original Signature of Responsible Party                      Title


     J. MICHAEL POSS                                   as of February 20, 2003
---------------------------------------------          -------------------------
      Printed name of Responsible Party                         Date

Preparer:


/s/ J. MICHAEL POSS                                    CFO
---------------------------------------------          -------------------------
     Original Signature of Preparer                             Title


     J. MICHAEL POSS                                   as of February 20, 2003
---------------------------------------------          -------------------------
     Printed name of Preparer                                  Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.          ACCRUAL BASIS - 1
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
                                                                          SCHEDULE         MONTH           MONTH           MONTH
ASSETS                                                                     AMOUNT        Dec. 2002       Jan. 2003        Feb. 2003
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH *                                                135,954.72      (48,546.19)      22,086.12       14,779.42
----------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH
----------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                                         135,954.72      (48,546.19)      22,086.12       14,779.42
----------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE ( NET)                                         855,457.35      904,396.75      825,523.57      801,932.95
----------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY
----------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                                                    10,005.15       10,005.15       10,005.15
----------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                    21,076.41       41,995.01       40,829.67       39,664.33
----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                                             1,012,488.48      907,850.72      898,444.51      866,381.85
----------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY PLANT & EQUIPMENT                                                          65,979.25       57,682.69       66,427.45
----------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED DEPRECIATION / DEPLETION                                         (37,627.07)     (30,196.79)     (39,578.53)
----------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY PLANT EQUIPMENT                                        13,050.00       28,352.18       27,485.90       26,848.92
----------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)                         2.00
----------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2               6,575.78      453,414.97      465,112.77      458,443.18
----------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                                     1,032,116.26    1,389,617.87    1,391,043.18    1,351,673.95
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE                                                                                    74,529.10      127,504.16
----------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION LIABILITIES                                                                      74,529.10      127,504.16
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                                     1,738,493.01    1,738,493.01    1,738,493.01    1,738,493.01
----------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                                        5,255.34        5,255.34        5,255.34        5,255.34
----------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT                                                     671,044.26      671,044.26      671,044.26      671,044.26
----------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                                              1,199,828.66    1,199,828.66    1,199,828.66
------------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                                                    3,614,621.27    3,614,621.27    3,614,621.27
----------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                                                3,614,621.27    3,689,150.37    3,742,125.43
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS EQUITY                                                       (2,198,429.07)  (2,198,429.07)  (2,198,429.07)
----------------------------------------------------------------------------------------------------------------------------------
31   POST PETITION CUMULATIVE PROFIT OR (LOSS)                                         (26,574.33)      (99,678.12)    (192,022.41)
----------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                                                    (2,225,003.40)  (2,298,107.19)  (2,390,451.48)
----------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES & OWNERS EQUITY                                                1,389,617.87    1,391,043.18    1,351,673.95
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

 --------------------------------------------------
 CASE NAME:    LIFELINE HOME HEALTH SERVICES, INC.       ACCRUAL BASIS - 1
 --------------------------------------------------
                                                           Page 2 of 2
 --------------------------------------------------
 CASE NUMBER:    02-47981-DML
 --------------------------------------------------

                                         SCHEDULE    Dec. 2002   Jan. 2003     Feb. 2003

Intercompany receivable                             446,383.19  448,311.26    439,424.19
Security deposits                        6,575.78     6,575.78    6,575.78      6,575.78
Utility deposits                                        456.00    4,116.00      4,701.00
Advance payment to Medline                                        2,109.73      5,587.09
Advance payment to Staples                                        4,000.00      2,155.12

     Total                               6,575.78   453,414.97  465,112.77    458,443.18


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML                                 Page 1 of 2
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH            MONTH             MONTH           QUARTER
REVENUES                                                            Dec. 2002        Jan. 2003          Feb. 2003         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1     GROSS REVENUES                                                238,678.30       370,350.13        335,059.64      944,088.07
------------------------------------------------------------------------------------------------------------------------------------
2     LESS: RETURNS & DISCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
3     NET REVENUE                                                   238,678.30       370,350.13        335,059.64      944,088.07
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
4     MATERIAL
------------------------------------------------------------------------------------------------------------------------------------
5     DIRECT LABOR                                                   95,416.52       131,144.02        118,512.52      345,073.06
------------------------------------------------------------------------------------------------------------------------------------
6     DIRECT OVERHEAD
------------------------------------------------------------------------------------------------------------------------------------
7     TOTAL COST OF GOODS SOLD                                       95,416.52       131,144.02        118,512.52      345,073.06
------------------------------------------------------------------------------------------------------------------------------------
8     GROSS PROFIT                                                  143,261.78       239,206.11        216,547.12      599,015.01
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
9     OFFICER / INSIDER COMPENSATION                                  9,946.24        15,416.67        15,416.67        40,779.57
-----------------------------------------------------------------------------------------------------------------------------------
10    SELLING AND MARKETING                                           3,867.64         3,193.77        3,287.96         10,349.37
-----------------------------------------------------------------------------------------------------------------------------------
11    GENERAL & ADMINISTRATIVE                                      123,518.70       192,856.35        214,832.66      531,207.71
-----------------------------------------------------------------------------------------------------------------------------------
12    RENT & LEASE                                                    2,977.68        41,898.73         23,155.72       68,032.13
-----------------------------------------------------------------------------------------------------------------------------------
13    OTHER (ATTACH LIST)                                            18,106.37        48,375.33         27,544.54       94,026.24
-----------------------------------------------------------------------------------------------------------------------------------
14    TOTAL OPERATING EXPENSES                                      158,416.63       301,740.85        284,237.55      744,395.03
-----------------------------------------------------------------------------------------------------------------------------------
15    INCOME BEFORE NON-OPERATING INCOME AND EXPENSE                (15,154.85)      (62,534.74)       (67,690.43)    (145,380.02)
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
16    NON-OPERATING INCOME
------------------------------------------------------------------------------------------------------------------------------------
17    NON-OPERATING EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
18    INTEREST EXPENSE                                                6,291.65         9,685.16          8,792.78       24,769.59
------------------------------------------------------------------------------------------------------------------------------------
19    DEPRECIATION / DEPLETION                                          704.28         1,090.38            861.08        2,655.74
------------------------------------------------------------------------------------------------------------------------------------
20    AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
21    OTHER (ATTACH LIST)                                            (7,158.71)            0.00                         (7,158.71)
------------------------------------------------------------------------------------------------------------------------------------
22    NET OTHER INCOME & EXPENSE                                       (162.78)       10,775.54          9,653.86       20,266.62
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
23    PROFESSIONAL FEES                                              11,582.26                          15,000.00       26,582.26
------------------------------------------------------------------------------------------------------------------------------------
24    U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
25    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
26    TOTAL REORGANIZATION EXPENSES                                  11,582.26             0.00         15,000.00       26,582.26
------------------------------------------------------------------------------------------------------------------------------------
27    INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
28    NET PROFIT (Loss)                                             (26,574.33)      (73,310.28)       (92,344.29)    (192,228.90)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 2
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------

                                         Dec. 2002   Jan. 2003   Feb. 2003
 Line 13 Other
  Telephone                              5,780.25     8,873.02   5,238.80
  Penalties                              4,284.08     6,611.05   6,176.45
  Professional liability insurance       2,010.27     7,465.34   3,115.92
  Bank charges                           1,087.94     2,390.62   1,882.28
  Answering service                      1,007.27       700.16     189.44
  Office supplies                          806.85     1,252.03   2,660.22
  Repairs and maintenance                  802.71     6,615.37   1,098.68
  Utilities                                622.33     1,373.21   1,544.75
  Postage                                  575.84       915.09   1,051.40
  Miscellaneous expense                    543.53     (436.51)
  Computer software and supplies           430.63     3,507.94   2,073.82
  Auto insurance                           154.68
  Consultants                                         3,500.00     225.00
  Equipment Rent/Lease                                4,644.89   2,100.88
  Property taxes                                        774.12
  Continuing education                                  189.00     186.90
                                        ----------   ---------- ----------
  Total Other Operating Disbursements   18,106.37    48,375.33  27,544.54

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 3
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                          MONTH               MONTH            MONTH              QUARTER
DISBURSEMENTS                                            Dec. 2002            Jan. 2003        Feb. 2003           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1      CASH - BEGINNING OF MONTH                          90,841.12           (48,546.19)      22,086.12          90,841.12
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2      CASH SALES
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3      PREPETITION                                       284,171.31                                              284,171.31
------------------------------------------------------------------------------------------------------------------------------------
4      POSTPETITION                                                           616,396.75      437,114.36       1,053,511.11
------------------------------------------------------------------------------------------------------------------------------------
5      TOTAL OPERATING RECEIPTS                          284,171.31           616,396.75      437,114.36       1,337,682.42

------------------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6      LOANS & ADVANCES (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
7      SALE OF ASSETS
------------------------------------------------------------------------------------------------------------------------------------
8      OTHER (ATTACH LIST)--  COBRA Payments                 696.30             3,505.61        3,749.26           8,051.17
------------------------------------------------------------------------------------------------------------------------------------
9      NON OPERATING RECEIPTS                                696.30               100.00        3,749.26           8,051.17
------------------------------------------------------------------------------------------------------------------------------------
10     TOTAL RECEIPTS                                    284,867.61           620,002.36      440,863.62       1,345,733.59
------------------------------------------------------------------------------------------------------------------------------------
11     TOTAL CASH AVAILABLE                              375,708.73           571,456.17      462,949.74       1,436,574.71
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12     NET PAYROLL                                       246,184.42           298,118.66      216,397.06         760,700.14
------------------------------------------------------------------------------------------------------------------------------------
13     PAYROLL TAXES PAID                                 91,867.20           113,136.18       91,912.42         296,915.80
------------------------------------------------------------------------------------------------------------------------------------
14     SALES, USE & OTHER TAXES PAID
------------------------------------------------------------------------------------------------------------------------------------
15     SECURED / RENTAL/ LEASES                              461.30            22,536.88       13,747.65          36,745.83
------------------------------------------------------------------------------------------------------------------------------------
16     UTILITIES                                             231.65             1,093.99        1,952.08           3,277.72
------------------------------------------------------------------------------------------------------------------------------------
17     INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
18     INVENTORY PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
19     VEHICLE EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
20     TRAVEL
------------------------------------------------------------------------------------------------------------------------------------
21     ENTERTAINMENT
------------------------------------------------------------------------------------------------------------------------------------
22     REPAIRS & MAINTENANCE                                                                    1,574.98           1,574.98
------------------------------------------------------------------------------------------------------------------------------------
23     SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
24     ADVERTISING                                                                 50.00          598.50             648.50
------------------------------------------------------------------------------------------------------------------------------------
25     OTHER (ATTACH LIST)                                85,510.35           114,434.34       121,987.63        321,932.32
------------------------------------------------------------------------------------------------------------------------------------
26     TOTAL OPERATING DISBURSEMENTS                     424,254.92           549,370.05       448,170.32      1,421,795.29
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27     PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
28     U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
29     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
30     TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
31     TOTAL DISBURSEMENTS                               424,254.92           549,370.05       448,170.32      1,421,795.29
------------------------------------------------------------------------------------------------------------------------------------
32     NET CASH FLOW                                    (139,387.31)           70,632.31        (7,306.70)       (76,061.70)
------------------------------------------------------------------------------------------------------------------------------------
33     CASH - END OF MONTH                               (48,546.19)           22,086.12        14,779.42         14,779.42
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

      ----------------------------------------------------
      CASE NAME:   LIFELINE HOME HEALTH SERVICES, INC.        ACCRUAL BASIS - 3
      ----------------------------------------------------
                                                              Page 2 of 2
      ----------------------------------------------------
      CASE NUMBER:     02-47981-DML
      ----------------------------------------------------


                                                        Dec. 2002       Jan. 2003       Feb. 2003
Line 25 Other Operating Disbursements
       401(k) remittance                                21,681.88        1,450.33        8,281.50
       Answering Service                                   568.32                          645.14
       Bank Fees                                                         2,742.42          696.40
       Bank One Adequate Protection Pymt                                15,245.00        7,622.50
       CBA Home Improvements                                               899.80
       Computer Supplies/Services                          397.56                        1,730.00
       Conferences                                                         589.00           60.00
       Contract Labor                                                   19,964.56       20,368.56
       Courier                                              30.68           68.00
       Employee Background Checks                                           28.00           11.00
       Expense Reimbursements                            3,095.83        4,043.79        2,021.03
       Insurance                                         6,313.11        4,615.32        2,620.80
       Internet Service                                                    404.79
       Marketing                                                                           432.95
       Medical Consultant                                                                1,500.00
       Medical Insurance                                25,889.86       33,852.05       39,468.19
       Medical Supplies                                  6,436.74        4,668.11        3,573.07
       Medical Waste Mgt                                                   151.91           19.67
       Medicare Reimbursements                           8,775.00        8,775.00        8,775.00
       Motel for employee                                                  167.24
       Office Supplies                                     337.03        5,461.30          358.59
       Pagers                                              949.62          672.74          254.72
       Payroll Corrections                                               3,290.79
       Petty Cash                                                                          489.08
       Postage                                             185.00        1,234.42          748.00
       Professional Fees                                                                15,000.00
       State unemploymnet taxes                          9,271.08
       Telephone                                         1,065.74        5,463.27        7,108.36
       Wiring                                              512.90
       Misc expenses                                                       646.50          203.07
                                                   -----------------------------------------------
                                                        85,510.35      114,434.34      121,987.63

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
CASE NAME:       LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 4
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

-----------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE        MONTH          MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT         Dec. 2002      Jan. 2003        Feb. 2003
-----------------------------------------------------------------------------------------------------------------
  1   0 - 30                                                          274,294.13      137,949.17       84,120.29
-----------------------------------------------------------------------------------------------------------------
  2   31 - 60                                                         204,299.32      149,644.45      186,807.38
-----------------------------------------------------------------------------------------------------------------
  3   61 - 90                                                         117,285.03      125,245.58      118,277.08
-----------------------------------------------------------------------------------------------------------------
  4   91+                                                             308,518.28      412,684.37      412,728.20
-----------------------------------------------------------------------------------------------------------------
  5   TOTAL ACCOUNTS RECEIVABLE                                       904,396.75      825,523.57      801,932.95
-----------------------------------------------------------------------------------------------------------------
  6   AMOUNT CONSIDERED UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------
  7   ACCOUNTS RECEIVABLE (NET)                                       904,396.75      825,523.57     801,932.95
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                          MONTH:  FEBRUARY 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       0 - 30     31 - 60     61 - 90       91+
-----------------------------------------------------------------------------------------------------------------------------------
TAXES  PAYABLES                                                         DAYS       DAYS         DAYS        DAYS          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1       FEDERAL                                                         None        None      54,651.28   624,128.09    678,779.37
-----------------------------------------------------------------------------------------------------------------------------------
2       STATE
-----------------------------------------------------------------------------------------------------------------------------------
3       LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
4       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
5       TOTAL TAXES PAYABLE                                               None      None      54,651.28   624,128.09    678,779.37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6       ACCOUNTS PAYABLE                                                 None       None         None         None      None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                              MONTH: FEBRUARY 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT
                                                                                BEGINNING     WITHHELD
                                                                                  TAX          AND/OR           AMOUNT   ENDING TAX
FEDERAL                                                                         LIABILITY*     ACCRUED           PAID     LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1       WITHHOLDING **  (1)                                                      None          91,793.45       91,793.45    None
-----------------------------------------------------------------------------------------------------------------------------------
2       FICA-EMPLOYEE **  (1)                                                    None             (1)              (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
3       FICA-EMPLOYER **  (1)                                                    None             (1)              (1)      None
-----------------------------------------------------------------------------------------------------------------------------------
4       UNEMPLOYMENT  (1)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
5       INCOME  (2)                                                              None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
6       OTHER (ATTACH LIST)                                                      None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
7       TOTAL FEDERAL TAXES                                                      None          91,793.45      91,793.45     None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8       WITHHOLDING (1)                                                          None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
9       SALES (3)                                                                None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
10      EXCISE (4)                                                               None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
11      UNEMPLOYMENT  (1)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
12      REAL PROPERTY (5)                                                        None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
13      PERSONAL PROPERTY                                                      6,029.46          None             None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
14      OTHER (ATTACH LIST)                                                      None            None             None      None
-----------------------------------------------------------------------------------------------------------------------------------
15      TOTAL STATE & LOCAL                                                    6,029.46          None             None     6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
16      TOTAL TAXES                                                            6,029.46        91,793.45      91,793.45    6,029.46
-----------------------------------------------------------------------------------------------------------------------------------
 *   The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.
 **  Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit
 (1) Amount on Line 1 also includes "FICA-Employee"  and "FICA-Employer"
 (2) Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix Group Corporation. For the calendar year ending
     December 31, 2001 (filed 9-15-02), the  consolidated group reports a net operating loss carryforward of $48,302,006.
 (3) Debtor's activities are not subject to state sales taxes.
 (4) Debtor's activities are not subject to excise taxes.
 (5) Debtor owns no real property.
===================================================================================================================================

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 5
-------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                -----------------------------------------------------------
                                                     MONTH:            MONTH:             MONTH:
                                                February 1, 2003    February 1, 2003  February 1, 2003
                                                thru February 28,    thru February 28,  thru February 28,
                                                       2003              2003               2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                             ACCOUNT #1             ACCOUNT #2      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
A    BANK:                                       Wells Fargo           Wells Fargo      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
B    ACCOUNT NUMBER:                             4950029249            4950029231       (see schedule below)       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
C    PURPOSE: (TYPE)                             Operating (1)         Payroll (2)      (see schedule below)
-----------------------------------------------------------------------------------------------------------------------------------
1    BALANCE PER BANK STATEMENT                      0.00                0.00                209,674.39                 209,674.39
-----------------------------------------------------------------------------------------------------------------------------------
2    ADD: TOTAL DEPOSITS NOT CREDITED                0.00                0.00                      0.00                        0.00
-----------------------------------------------------------------------------------------------------------------------------------
3    SUBTRACT: OUTSTANDING CHECKS                1,128.75            2,077.77                193,188.45                  196,394.97
-----------------------------------------------------------------------------------------------------------------------------------
4    OTHER RECONCILING ITEMS                                                                       0.00      Petty Cash        0.00
-----------------------------------------------------------------------------------------------------------------------------------
5    MONTH END BALANCE PER BOOKS                (1,128.75)          (2,077.77)                16,485.94      1,500.00     14,779.42
-----------------------------------------------------------------------------------------------------------------------------------
6    NUMBER OF LAST CHECK WRITTEN              1010727                104163                   N/A
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
BANK, ACCOUNT NAME &  NUMBER:                                         DATE OF           TYPE OF       PURCHASE    CURRENT
                                                                      PURCHASE         INSTRUMENT      PRICE       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
7    [None]
-----------------------------------------------------------------------------------------------------------------------------------
8
-----------------------------------------------------------------------------------------------------------------------------------
9
-----------------------------------------------------------------------------------------------------------------------------------
10
-----------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                 None
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                        14,779.42
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------      MONTH:            MONTH:          MONTH:
Supplementary Bank Reconciliation Schedule  February 1, 2003    February 1, 2003  February 1, 2003
------------------------------------------- thru February 28,   thru February 28, thru February 28,
                                                   2003            2003            2003
----------------------------------------------------------------------------------------------------------------------------
     BANK RECONCILIATIONS                       ACCOUNT #3      ACCOUNT #4       ACCOUNT #5
----------------------------------------------------------------------------------------------------------------------------
      A  BANK:                                 Wells Fargo       Bank One         Bank One                     TOTAL
----------------------------------------------------------------------------------------------------------------------------
      B  ACCOUNT NUMBER:                        4950026815       639263383        639263391
----------------------------------------------------------------------------------------------------------------------------
      C  PURPOSE: (TYPE)                       Treasury (3)      Operating         Payroll
----------------------------------------------------------------------------------------------------------------------------
      1  BALANCE PER BANK STATEMENT               146,266.78         63,522.88        (115.27)               209,674.39
----------------------------------------------------------------------------------------------------------------------------
      2  ADD: TOTAL DEPOSITS NOT CREDITED               0.00              0.00            0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------
      3  SUBTRACT: OUTSTANDING CHECKS                   0.00         61,609.38      131,579.07               193,188.45
----------------------------------------------------------------------------------------------------------------------------
      4  OTHER RECONCILING ITEMS                        0.00                              0.00                     0.00
----------------------------------------------------------------------------------------------------------------------------
      5  MONTH END BALANCE PER BOOKS              146,266.78          1,913.50     (131,694.34)               16,485.94
----------------------------------------------------------------------------------------------------------------------------
      6  NUMBER OF LAST CHECK WRITTEN              N/A               1161          100507
----------------------------------------------------------------------------------------------------------------------------

(1) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(2) This checking account is a zero-balance account that is funded from Wells Fargo account #4496883083
(3) This checking account is a master account for the two preceding checking accounts. This account funds the other accounts on an as-needed basis.

================================================================================
                                                        Monthly Operating Report
--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 6
--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
--------------------------------------------------------------------------------

                                                             MONTH:FEBRUARY 2003
--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
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Of the total disbursements shown for the month, list the amount paid to insiders
(as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.





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                                       INSIDERS
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
                                                 TYPE OF                                   TOTAL PAID TO
                           NAME                  PAYMENT            AMOUNT PAID                DATE
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1                       Michael Poss            Compensation          10,416.67             27,553.77
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2                       Frank Yetter            Compensation           5,000.00             13,225.81
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3
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4
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5
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6  TOTAL PAYMENTS TO INSIDERS                                                               40,779.58
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                                                    PROFESSIONALS
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                                       DATE OF COURT
                                          ORDER                                                   TOTAL
                                       AUTHORIZING    AMOUNT         AMOUNT     TOTAL PAID     INCURRED &
           NAME                         PAYMENT      APRROVED         PAID         TO DATE        UNPAID*
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1       Adorno & Yoss                                                             15,000.00      15,000.00
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2       Simon, Warner & Doby, LLP                                    15,000       55,000.00      40,000.00
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3
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4
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5
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6  TOTAL PAYMENTS TO PROFESSIONALS         None         None          15,000       70,000.00     70,000.00
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*    Include all fees incurred both approved and unapproved

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                      Postpetition status of secured notes, leases payable and adequate protection payments
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                                                        SCHEDULED
                                                         MONTHLY            AMOUNTS PAID       TOTAL UNPAID
                  NAME OF CREDITOR                       PAMOUNTS           DURING MONTH       POSTPETITION
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 1  Bank One                                             7,622.50              15,245.00           None
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 2  Medicare Fund                                        8,775.00               8,775.00           None
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 3  Equity Ofice Properties (Ft. Worth Office)             306.58                 306.58           None
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 4  Kyocera Mita                                         1,624.58               1,624.58           None
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 5
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 6  TOTAL
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

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                                                       Monthly Operating Report

--------------------------------------------------------------------------------
CASE NAME:        LIFELINE HOME HEALTH SERVICES, INC.         ACCRUAL BASIS - 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER:     02-47981-DML
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                                                            MONTH:FEBRUARY 2003

--------------------------------------------------------------------------------
Questionnaire
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
                                                                                                       YES                  NO
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1   Have any assets been sold or transferred outside the normal course of business this
    reporting period?                                                                                                         X
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2   Have any funds been disbursed from any account other than a debtor in possession account?                                 X
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3   Are any post petition receivables (accounts, notes, or loans) due from related parties?                                   X
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4   Have any payments been made on petition liabilities this reporting period?                                                X
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5   Have any postpetition loans been received by the debtor from any party?                                                   X
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6   Are any postpetition payroll taxes due?                                                                                   X
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7   Are any postpetition state or federal income taxes past due?                                                              X
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8   Are any postpetition real estate taxes past due?                                                                          X
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9   Are any postpetition taxes past due?                                                                                      X
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10  Are any amounts owed to postpetition creditors delinquent?                                                                X
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11  Have any prepetition taxes been paid during the reporting period?                                                         X
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12  Are any wage payments past due?                                                                                           X
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If the answer to any of the above any of the above questions is "yes" provide a etailed explanation of each item. Attach additional sheets if necessary.

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Insurance
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                                                                                                       YES                  NO
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1  Are workers compensation, general liability, and other       See explanation below
   necessary insurance coverage's in effect?
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2  Are all premium payments paid current?                                                               X
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3  Please itemize policies below
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If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period,  provide an explanation below.  Attach additional sheets if necessary.

Debtor does not maintain workers compensation coverage.

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                             INSTALLMENT PAYMENTS
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                                                                                                                     Payment Amount
Type of Policy                                                                  Carrier              Period Covered     & Frequency
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  General liability and professional liability                                  Chicago Insurance     7/16/2002 to
                                                                                Companies             7/16/2003
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  Casualty insurance for tangible assets                                        [Currently in negotiations for renewal]
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  Workers compensation insurance and unemployment insurance                     None
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